UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 12, 2003


                                 POKER.COM INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


              Florida                   0-29219              98-0199508
  --------------------------------  ----------------  ------------------------
    (State or other jurisdiction    (Commission File       (IRS Employer
 of incorporation or organization)       Number)          Identification No.)


              Suite 210, 1166 Alberni Street
            Vancouver, British Columbia, Canada              V6E 3Z3
          ----------------------------------------          ----------
          (Address of principal executive offices)          (Zip Code)


           Issuer's telephone number
              (including area code)                       (604) 689-5998

                                    ---------


--------------------------------------------               ---------------
  (Former name, former address and former                     (Zip Code)
 fiscal year, if changed since last report)


Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

Yes  [X]        No  [ ]


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

No events to report.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On February 12th 2003, the Board of Directors of the Company entered into an Asset Purchase & Assignment Agreement between the Company, its wholly owned subsidiary, Skill Poker.com Inc. and Blue Diamond International Capital Inc. of Switzerland for the acquisition of all certain inventions in connection with a patent application for a method of determining skill in a tournament setting and several Internet domain names in connection with the same.

The Company, in consideration for the exchange of the assets acquired pursuant to the Assignment Agreement, has paid Blue Diamond US$50,000 and issued 3,000,000 common shares in the capital stock of the Company, pursuant to Regulation S of the Securities Act of 1933, as amended and pursuant to section
5.1 of Multilateral Instrument 45-103 of the British Columbia Securities Commission.

In addition, Blue Diamond will receive the greater of US$3,500 per month or 4% of the gross revenue received by the Company from operating games using the technology of the provisional patent. In the event that the technology is further licensed by the Company to a third party, Blue Diamond will also receive 20% of any initial license fee and 4% of the gross revenue of any such licensee.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

No events to report.


ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

No events to report.


ITEM 5.  OTHER EVENTS

No events to report.


ITEM 6.  RESIGNATION OF REGISTRANTS DIRECTOR

No events to report.


ITEM 7.  FINANCIAL STATEMENTS

No events to report.


ITEM 8.  CHANGE IN FISCAL YEAR

No events to report.

Exhibits:
---------
     1. Consent Resolution of the Board of Directors of the Company in Lieu of a Special Meeting dated February 12, 2003.
     2. Asset Purchase and Assignment Agreement between Blue Diamond International Capital Inc., Skill Poker.com Inc. and Poker.com Inc. dated February 13, 2003.
     3.   News Release issued by the Company on February 14, 2003.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


POKER.COM, INC.


/s/ Mark Glusing
----------------------------------------
Mark Glusing, President

February 18, 2003
----------------------------------------
Date


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